UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023 (May 30, 2023)

BLUE STAR FOODS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40991	82-4270040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 NW 109th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 633-5565

(Former name or former address, if changed since last report.)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BSFC	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2023, Blue Star Foods Corp., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Lind Global Fund II LP, a Delaware limited partnership (the “Investor”), pursuant to which the Company issued to the Investor a secured, two-year, interest free convertible promissory note in the principal amount of $1,200,000 (the “Note”) and a common stock purchase warrant (the “Warrant”) to acquire 8,700,696 shares of common stock of the Company, for the aggregate funding amount of $1,000,000. In connection with the issuance of the Note and the Warrant, the Company paid a $50,000 commitment fee to the Investor. The proceeds from the sale of the Note and Warrant are for general working capital.

Previously, on January 24, 2022, the Company issued to the Investor a secured, two-year, interest free convertible promissory note in the principal amount of $5,750,000 (the “2022 Note”). In connection with the issuance of the 2022 Note, the Company granted the Investor a first priority security interest and lien upon all of its assets, including a pledge on its shares in John Keeler & Co. Inc., pursuant to the Security Agreement dated as of January 24, 2022 by and between the Company and the Investor (the “2022 Security Agreement”). In connection with the issuance of the Note, the Company and the Investor amended the 2022 Security Agreement to include the Note, pursuant to the Amended and Restated Security Agreement dated as of May 30, 2023 by and between the Company and the Investor (the “Amended and Restated Security Agreement”).

The Company agreed to file a registration statement with the Securities and Exchange Commission covering the resale of all of the shares of common stock issuable to the Investor pursuant to the Note and Warrant. If the registration statement is not declared effective after 90 days following the closing date of this transaction, the Note shall be in default. The Investor was also granted piggyback registration rights.

If the Company engages in capital raising transactions, the Investor has the right to purchase up to 20% of the new securities for 24 months.

The Note is convertible into common stock of the Company at any time after the earlier of 90 days from issuance or the date the registration statement is effective, provided that no such conversion may be made that would result in beneficial ownership by the Investor and its affiliates of more than 4.99% of the Company’s outstanding shares of common stock. The conversion price of the Note is equal to the lesser of: (i) US$0.12; or (ii) 90% of the lowest single VWAP during the 20 trading day period ending on the last trading day immediately preceding the applicable conversion date, subject to customary adjustments. The maximum number of shares of common stock to be issued in connection with the conversion of the Note and the exercise of the Warrant, in the aggregate, will not, without the prior approval of the shareholders of the Company, exceed a number of shares equal to 19.9% of the outstanding shares of common stock of the Company immediately prior to the date of the Note, per Nasdaq rules and guidance.

The Note contains certain negative covenants, including restricting the Company from certain distributions, stock repurchases, borrowing, sale of assets, loans and exchange offers.

Upon the occurrence of an event of default as described in the Note, the Note will become immediately due and payable at a default interest rate of 120% of the then outstanding principal amount of the Note. Events of default include a change of control, a default in any indebtedness in excess of $100,000, the failure of the Company to instruct its transfer agent to issue unlegended certificates, the shares no longer publicly being traded, if after the applicable time the shares are not available for immediate resale under Rule 144 and the Company’s market capitalization is below $2.5 million for 10 days.

The Warrant entitles the Investor to purchase up to 8,700,696 shares of common stock of the Company during the exercise period commencing on the date that is six (6) months after the issue date (“Exercise Period Commencement”) and ending on the date that is sixty (60) months from the Exercise Period Commencement at an exercise price of $0.1227 per share, subject to customary adjustments. The Warrant includes cashless exercise and full ratchet anti-dilution provisions.

The foregoing descriptions of the Note, the Purchase Agreement, the Warrant, and the Amended and Restated Security Agreement are not complete and are qualified in their entirety by reference to the full text of the forms of the Note, the Purchase Agreement, the Warrant, and the Amended and Restated Security Agreement, copies of which were attached as Exhibits 4.1, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above with respect to the Note is incorporated by reference into this Item 2.03.

Section 3 Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuances of the Note and Warrant were, and, upon conversion of the Note and exercise of the Warrant to shares of common stock, will be, exempt from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D as promulgated by the Securities and Exchange Commission under of the Securities Act of 1933, as amended (the “Act”), as transactions by an issuer not involving any public offering. At the time of their issuance, the Note and the Warrant were deemed to be restricted securities for purposes of the Act and will bear restrictive legends to that effect.

Section 9 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Senior Secured Convertible Promissory Note, dated May 30, 2023, in the principal amount of $1,200,000 issued by Blue Star Foods Corp. to Lind Global Fund II LP

10.1	Securities Purchase Agreement, dated May 30, 2023 by and between Blue Star Foods Corp. and Lind Global Fund II LP

10.2	Warrant dated May 30, 2023 issued by Blue Star Foods Corp. to Lind Global Fund II LP

10.3	Amended and Restated Security Agreement dated as of May 30, 2023 by and between Blue Star Foods Corp. and Lind Global Fund II LP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE STAR FOODS CORP.

Date: May 31, 2023	By:	/s/ John Keeler
	Name:	John Keeler
	Title:	Executive Chairman and Chief Executive Officer